SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)   February 25, 2003
                                                 ------------------------

                           GLOBAL TELEDATA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                           0-29247                 65-0693103
       ------                           -------                 ----------
(State or other jurisdiction        (Commission File           (IRS Employer
 or incorporation)                        Number)            Identification No.)



           5030 Champion Boulevard, Suite 6-272, Boca Raton, FL 33491
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (561) 994-0744
                                                   ------------------------

                 18870 Still Lake Drive, Jupiter, Florida 33458
                 ----------------------------------------------
          Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On February 25, 2003, the principal shareholder of Global, Marine Way, Inc., sold all its shares of Global to Triton Enterprises in exchange for a cash payment of $15,000 and other consideration. Mr. Dennis Crowley, the principal of Triton Enterprises, was also elected as President and director of Global. Following the transaction, Alan R. Pavsner, the former principal of Global, resigned in all capacities with the Company. Triton Enterprises owns 6,500,000 shares of common stock of Global or 65.2% of the outstanding common stock of Global.




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GLOBAL TELEDATA CORPORATION


                                             By: /s/ Dennis Crowley
                                                 -------------------------------
                                                 Dennis Crowley, President

DATED: March 11, 2003


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